Exhibit 10.49

CORRECTIVE PARTIAL RELEASE OF LEASED PREMISES

FROM AMENDED AND RESTATED COAL MINING LEASE AGREEMENT

THIS CORRECTIVE PARTIAL RELEASE OF LEASED PREMISES FROM AMENDED AND RESTATED COAL MINING LEASE AGREEMENT (“Corrective Partial Release”) is made and dated on April 5, 2013 but effective as of March 1, 2013, and is by and between WPP LLC (“Lessor”), a Delaware limited liability company; and WILLIAMSON ENERGY, LLC (“Releasor”), a Delaware limited liability company, each a “Party” and collectively the “Parties.”

WITNESSETH

WHEREAS, Lessor, as “Lessor,” and Releasor, as “Lessee,” entered into that certain “Amended and Restated Coal Mining Lease Agreement” dated as of August 14, 2006 (a Short Form or Memorandum of which was recorded in the Office of the County Clerk and Recorder of Franklin County, IL (“Office”) on October 24, 2006 as Document No. 2006-6571) which such Amended and Restated Coal Mining Lease Agreement dated as of May 19, 2008 (“First Amendment”); (ii) the Amendment to Amended and Restated Coal Mining Lease Agreement made and dated on December 18, 2009 (“Second Amendment”); (iii) the Third Amendment to Amended and Restated Coal Mining Lease Agreement made and dated as of August 12, 2010 (“Third Amendment”): and (iv) the Fourth Amendment to Amended and Restated Coal Mining Lease Agreement made and dated as of June 30, 2011 but effective as of April 1, 2011 (“Fourth Amendment”), and with such Amended and Restated Coal Mining Lease Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment being the “Lease,” wherein Lessor granted to Releasor certain coal in and under certain lands in Williamson and Franklin Counties, Illinois (defined in the Lease as the “Leased Premises”) for the purpose of mining (by any deep or underground mining method including without limitation continuous miner(s) and longwall mining), processing and transporting such coal; and

WHEREAS, the Parties entered into that certain “Partial Release of Leased Premises from Amended and Restated Coal Mining Lease Agreement” dated on March 20, 20123 but incorrectly stated to be “effective as of September 1, 2011” which was recorded on March 27, 2013 in the Office as Document No. 2013-1637 (“Original Partial Release”) wherein and whereby Releasor released a specific part or portion of the Leased Premises from the Lease and from the operations and effect thereof, and wherein and whereby Lessor agreed that Releasor could so release such specific part or portion of the Leased Premises from the Lease and from the operation and effect thereof and accepted the same from Releasor;

WHEREAS, the Original Partial Release incorrectly stated the coal to be included in the “Released Area” (as defined in the Original Partial Release) and also contained some scrivener’s errors; and

WHEREAS, the Parties desire and intend to (i) correct all errors in the Original Partial Release by and though this Corrective Partial Release which not only corrects but also restates (as corrected) the Original Partial Release in its entirety; and (ii) replace the Original Partial Release with this Corrective Partial Release (which will be recorded in the Office).

NOW, THEREFORE, in consideration of the premises which are not mere recitals but are an integral part hereof and other good and valuable consideration, the Parties, intending to be legally bound hereby, covenant and agree as follows:

Lessor and Releasor hereby agree that a specific part or portion of the Leased Premises in and under the Lease (hereafter referred to as the “Released Area”) is and shall be released from the Lease, from the operation and effect thereof, and from the Leased Premises therein. The “Released Area” is all the Springfield No. 5 and Herrin No. 6 Seams of coal contained in and underlying Parcel 1, as hereafter designated and described, located in parts of Sections 11 and 12, Township 7 South, Range 3 East, of the Third Principal Meridian, in Franklin County, Illinois, as follows:

PARCEL 1

LOCATED IN THE EAST ONE HALF OF SECTION 11, TOWNSHIP 7 SOUTH RANGE 3 EAST OF THE THIRD PRINCIPAL MERIDIAN, FRANKLIN COUNTY ILLINOIS, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHEAST CORNER OF SAID SECTION II, THENCE S 00°00’00” E A DISTANCE OF 618.23’ TO THE POINT OF BEGINNING;

THENCE S 00°13’15” E A DISTANCE OF 3091.44’;

THENCE N 89°39’59” W A DISTANCE OF 1864.37’;

THENCE N 00°17’36” E A DISTANCE OF 3090.00’;

THENCE S 89°42’24” E A DISTANCE OF 1836.62’ TO THE POINT OF BEGINNING;

CONTAINING 131.25 ACRES MORE OR LESS.

AND

LOCATED IN SECTION 12, TOWNSHIP 7 SOUTH RANGE 3 EAST OF THE THIRD PRINCIPAL MERIDIAN, FRANKLIN COUNTY ILLINOIS, SAID PROPERTY BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING FROM THE NORTHWEST CORNER OF SAID SECTION 12, THENCE S 00°00’00” E A DISTANCE OF 618.23’ TO THE POINT OF BEGINNING;

THENCE S 89°42’24” E A DISTANCE OF 2229.59’;

THENCE S 00°17’36” W A DISTANCE OF 1385.00’;

THENCE S 89°42’24” E A DISTANCE OF 3139.43’;

THENCE S 00°01 ‘00” W A DISTANCE OF 1705.02’;

THENCE N 89°43’15” W A DISTANCE OF 5349.50’;

THENCE N 00°13’15” W A DISTANCE OF 3091.44’ TO THE POINT OF BEGINNING;

CONTAINING 280.25 ACRES MORE OR LESS.

The above-described Parcel 1, comprising the Released Area, is generally shown and depicted as the area outlined with a heavy black line, with “Parcel 1” and “Released Property” printed within such area, on the plat labeled “Exhibit B - Released Property” and bearing “Date: 2/26/2013”, which is attached hereto and made a part hereof.

Releasor hereby specifically releases the Released Area from the Lease, from the operation and effect thereof, and from the Leased Premises therein; and Lessor hereby specifically accepts the release of the Released Area from the Lease, from the operation and effect thereof, and from the Leased Premises therein.

All agreements and provisions herein shall bind the respective successors and assigns of the Parties, whether so expressed or not, and shall inure to the benefit not only of the Parties, but also the benefit of their respective successors and assigns.

This Corrective Partial Release shall be governed by and construed in accordance with the domestic laws of Illinois without giving effect to any choice or conflict of Jaw provision or rule (whether of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Illinois.

Except as specifically set forth in this Corrective Partial Release, the Lease and all its terms, conditions and provisions remain unaffected by this Corrective Partial Release and in full force and affect.

IN TESTIMONY WHEREOF, the Parties have caused this Corrective Partial Release to be executed in their respective names by their respective representatives thereunto duly authorized, all as of the date first above written but effective as of March 1, 2013.

WPP LLC

By:	NRP (Operating) LLC, as its sole member

By:	/s/ Kevin F. Wall

Name:	Kevin F. Wall

Title:	Executive Vice President - Operations

WILLIAMSON ENERGY, LLC

By:	/s/ Michael J. Beyer

Name:	Michael J. Beyer

Title:	Authorized Person

STATE OF WEST VIRGINIA,

COUNTY OF CABELL, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 18th day of April, 2013, by Kevin F. Wall, as the Executive Vice President – Operations of NRP (Operating) LLC, as the sole member of WPP LLC, a Delaware limited liability company, on behalf of WPP LLC.

My commission expires: 02/20/2018.

/s/ Michelle L. Townsend
Notary Public

[SEAL]

STATE OF MISSOURI,

COUNTY OF ST. CHARLES, TO-WIT:

The foregoing instrument was acknowledged, subscribed and sworn to before me this 16 day of May, 2013, by Michael J. Beyer, as the Authorized Person of WILLIAMSON ENERGY, LLC, a Delaware limited liability company, on behalf of WILLIAMSON ENERGY, LLC.

My commission expires: 11-06-15.

/s/ Jennifer Kroen
Notary Public

[SEAL]

Prepared By and Return To:

Williamson Energy, LLC

P. O. Box 99

Johnston City, IL 62951

ATTN: Land Dept.

EXHIBIT A

[Exhibit never prepared]

2013-2765

Parcel 1
T7S R3E 11
T7S R3E 12
Released Property

Exhibit B - Released Property

All that part of the Herrin No. 6 Seam contained in Parcel 1, being a part of sections 11 and 12,Township 7 South, Range 3 East, of the Third P.M., all located in Franklin County, Illinois.

Generally described as follows:

Parcel 1, being a part of said section 12, and being a part of the East 1/2 of said section 11.

Exhibit B - Released Property

County Roads

Section Centers (12)

Section Lines

Scale: 1" = 1,000'   Date: 2/26/2013

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